everli

2025

Disclaimer (1 of 2)

Disclaimers and Other Important Information

This presentation (this "Presentation") is being furnished solely to recipients that are "qualified institutional buyers" as defined in Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"), or institutional "accredited investors" (as defined in Rule 506 of Regulation D) (any such recipient, together with its subsidiaries and affiliates, the "Recipient") by Melar Acquisition Corp. I, a Cayman Islands exempted company ("Melar"), and Everli Global Inc., a Nevada corporation ("Everli," and together with Melar, the "Parties") solely for informational purposes of considering the opportunity to participate in the proposed private placement of securities of Melar (the "PIPE Offering") in connection with a potential business combination among the Parties and related transactions (the "Business Combination" and together with the PIPE Offering, the "Transactions"). By reading this Presentation, the Recipient will be deemed to have agreed to the obligations and restrictions set out below.

This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction, in connection with the Transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities pursuant to the PIPE Offering will be made only pursuant to a definitive subscription agreement and related documentation and will be made in reliance on an exemption from registration under the Securities Act for offers and sales of securities that do not involve a public offering. Any other solicitation or offering of securities shall be made only by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. The Parties reserve the right to withdraw or amend for any reason any offering and to reject any subscription agreement for any reason, or for no reason. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. The Recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the Recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. The securities to be issued in the PIPE Offering have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

No representations or warranties, express or implied, are given in, or in respect of, this Presentation. This Presentation is subject to updating, completion, revision, verification and further amendment. None of the Parties or their respective affiliates has authorized anyone to provide interested parties with additional or different information. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation or determined if this Presentation is truthful, accurate or complete, and it is an offense to claim otherwise.

Neither Melar or Everli nor any of their respective subsidiaries, equity holders, affiliates, representatives, partners, members, directors, officers, employees, advisers or agents (collectively, "Representatives") makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein or any other written, oral or other communications transmitted or otherwise made available to the Recipient in the course of its evaluation of the Transactions, and nothing contained herein shall be relied upon as a promise or representation as to the past or future performance. To the fullest extent permitted by law, none of the Parties nor any of their Representatives shall be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its accuracy or sufficiency, its omissions, its errors, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, the information contained herein does not purport to contain all of the information that may be required to evaluate the Transactions. The information contained in this Presentation is provided as of the date hereof and may change, and none of the Parties nor any of their Representatives undertakes any obligation to update such information, including in the event that such information becomes inaccurate or incomplete. The general explanations included in this Presentation cannot address, nor is intended to address, your specific investment objectives, financial situations or financial needs.

Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with any Party or their respective Representatives, as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the Parties and each of the Transactions. Recipients of this Presentation should read the definitive documents for the PIPE Offering or the Business Combination and make their own evaluation of the Parties and the PIPE Offering or the Business Combination and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

You are urged to request any additional information you may consider necessary or desirable in making an informed investment decision. You (and your Representative, if any) are invited, prior to the entry into any definitive documentation with respect to the PIPE Offering or the consummation of the Business Combination, to ask questions of, and receive answers from, the Parties concerning the Transactions and to obtain additional information regarding the Transactions, to the extent the same can be acquired without unreasonable effort or expense, in order to verify the accuracy of the information contained herein.

Confidentiality

This information is being distributed to you on a confidential basis. By receiving this information, you and your affiliates and Representatives agree to maintain the confidentiality of the information contained herein. Without the express prior written consent of each of the Parties, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of the Parties and the Transactions, or (iv) provided to any person except your employees and advisors with a need to know who are advised of the confidentiality of the information. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof.

Forward-Looking Statements

This Presentation (and any oral statements regarding the subject matter of this Presentation) contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Parties and the Transactions, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Melar, Everli, the Transactions and statements regarding the anticipated benefits and timing of the completion of the Transactions; Everli's goals and growth strategies; Everli's future business development, results of operations and financial condition; Everli's ability to compete successfully with its competitors; government policies and regulations relating to Everli's operations; general economic and business condition; Everli's ability to attract and retain qualified senior management personnel and employees; Everli's listing on an applicable stock exchange; expected operating costs of Everli and its subsidiaries; the satisfaction of closing conditions to the Transactions and the level of redemptions of Melar's public shareholders; and Everli's expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "potential," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions.

Disclaimer (2 of 2)

Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including, but not limited to: the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of Melar's securities; the risk that the Business Combination may not be completed by Melar's business combination deadline; the failure by the Parties to satisfy the conditions to the consummation of the Business Combination, including the approval of Melar's shareholders or the PIPE Offering; failure to realize the anticipated benefits of the Transactions; the level of redemptions of Melar's public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the securities of Melar; the failure to obtain or maintain the listing of securities on any stock exchange after closing of the Business Combination; costs related to the Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to Everli's anticipated operations and business; risks related to increased competition in the industries in which Everli operates in; risks that after consummation of the Business Combination, Everli experiences difficulties managing its growth and expanding operations; the outcome of any potential legal proceedings that may be instituted against Melar, Everli or others following announcement of the Business Combination; and those risk factors discussed in documents of Melar or Everli filed, or to be filed, with the Securities and Exchange Commission ("SEC").

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the final prospectus of Melar dated as of June 17, 2024 and filed by Melar with the SEC on June 18, 2024, Melar's Quarterly Reports on Form 10-Q, Melar's Annual Report on Form 10-K and the registration statement on Form S-4 and proxy statement/prospectus that will be filed by Melar and Everli, and other documents filed by Melar and Everli from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither Melar nor Everli presently know or that Melar and Everli currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the Parties or any of their Representatives assumes any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the Parties or any of its Representatives gives any assurance that either Melar or Everli will achieve its expectations. The inclusion of any statement in this Presentation does not constitute an admission by Melar, Everli or any other person that the events or circumstances described in such statement are material.

Industry and Market Data

This Presentation has been prepared by the Parties and their Representatives and includes market data and other statistical information from third-party industry publications and sources as well as from research reports prepared for other purposes. Although the Parties believe these third-party sources are reliable as of their respective dates, none of the Parties or any of their respective Representatives has independently verified the accuracy or completeness of this information and cannot assure you of the data's accuracy or completeness. Some data are also based on the Parties' good faith estimates, which are derived from both internal sources and the third-party sources. None of the Parties or their Representatives make any representation or warranty with respect to the accuracy of such information. The Parties expressly disclaim any responsibility or liability for any damages or losses in connection with the use of such information herein. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any registration statement, prospectus, proxy statement or other report or document to be filed or furnished by Melar or Everli, or any other report or document to be filed with the SEC by Everli following completion of the Business Combination.

Trademarks and Intellectual Property

All trademarks, service marks, and trade names of any Party or their respective affiliates used herein are trademarks, service marks, or registered trade names of such Party or its respective affiliate, respectively, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with any Party, or an endorsement or sponsorship by or of any Party. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that any Party or the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable owner or licensor to these trademarks, service marks and trade names.

Additional Information and Where to Find It

In connection with the Business Combination, Melar and Everli intend to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Melar shareholders. Melar will also file other documents regarding the Transactions with the SEC.

Before making any voting or investment decision, investors, shareholders and other interested persons of Melar are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with Transactions carefully and in their entirety as they become available because they will contain important information about the Transactions.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Melar through the website maintained by the SEC at www.sec.gov.

The documents filed by Melar and Everli with the SEC also may be obtained free of charge, once available, on the SEC's website at www.sec.gov or by directing a request to: Melar Acquisition Corp. I, 143 West 72nd Street, 4th Floor, New York, New York 10023, or upon written request to Everli Global inc., 12 East 49th Street, Suite 1506 New York, NY 10017, respectively.

Participants in Solicitation

Melar, Everli and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from Melar's shareholders in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination and their ownership of Melar's securities are, or will be, contained in Melar's filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Melar's shareholders in connection with the Business Combination, including and the names and interests of Everli's directors and executive officers, will be set forth in the proxy statement/prospectus included in the Form S-4 for the Business Combination, which is expected to be filed by Melar and Everli with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

everli

Building Europe's leading marketplace for online groceries

- **Partnerships with 12/13 of the top retailers in Italy**
- **Only gig delivery company in Italy with a union agreement**
- **Strong ~23% take rate & ~22% gross profit**
- **Natural growth from online grocery market penetration**
- **Significant potential GTV from growing Italian market**
- **Increase demand & higher margins from white-label solutions**

Team

everli



Salvatore Palella
President

- Tech entrepreneur with proven track record in innovative solutions
- Founder & Former CEO of Helbiz, a micro-mobility solutions company aiming to revolutionize urban transportation through electric scooters and bikes
- Acquired Everli in February 2024 through his family office



Jonathan Hannestad
CEO

- Over a decade of experience in the tech industry, with experience in developing and scaling innovative solutions using a product-centric approach to drive growth
- CEO of Everli since February 2024
- Former COO of Helbiz, where he guided the company from inception to its IPO in 2021



Nemanja Stancic
CTO

- Chief Technology Officer of Everli since March 2024
- Previously served as CTO for Helbiz
- Over 15 years of experience in leading engineering teams, scaling platforms, and delivering high-growth technology solutions
- Former 2x MVP of Microsoft, recognized for outstanding technical contributions and community leadership

Melar



Gautam Ivatury
Chairman & CEO

- Pioneer in global specialty finance, financial inclusion and fintech
- Co-Founder & Managing Partner at ALMA Sustainable Finance
- Senior Advisor at Encourage Capital
- Helped secure a major grant from the Bill & Melinda Gates Foundation as a member of Consultative Group to Assist the Poor



Edward Lifshitz
CFO

- Certified Public Accountant with 30+ years of experience, including as a Partner at EisnerAmper LLP
- Advises high net worth families on complex real estate acquisitions and debt financings
- Currently serves as a Principal at DSA Property Group
- AICPA and NYSSCPA member



Eric Lifshitz
COO

- Founded Melar Capital Group LLC, a real estate advisory and investment firm, in February 2021
- Previously served as an Associate at Nataxis CIB in the Global Structured Credit division and as an Analyst focused on real asset loan syndication and CMBS transactions
- Co-founded a contracting business and advises early-stage startups

Agenda

1. Company Overview
2. Market Opportunity
3. Growth Strategy
4. Financial Overview
5. Transaction Overview




everli
everli.com

1 Company Overview

How Everli Works


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everli
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1


Delivery
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Saturday 19 Oct
Sunday 20 Oct
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16:00 - 17:00 2.99
17:00 - 18:00 2.99
2


everli
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everli.com
3


4
everli

Browse (almost) Any Store

Browse almost all top Italian grocery stores' full catalogs from Everli's App or Web

Checkout

Checkout and select delivery preference from within 2 hours to scheduled days in advance

Everli Shopper Fulfills Order

Our union certified shopper goes to the store and shops the order in person - with a human touch

Delivered To Door

The shopper brings all the groceries directly to your doorstep


everli

One of the leading e-grocery technology & fulfillment partners for retailers in Italy

~$81M GTV '24[1]	**~900k** Orders Delivered '24
1,158 Stores	**1,345** Shoppers
94 Retailers	**61** Provinces Covered

1 GTV (Gross Transaction Value) is defined as the total value of delivered baskets, including gross shipping and service fees

The Largest Retailer Network in Italy

12 of 13 of the largest retailers in Italy are Everli Partners

94

Retailers

Based on internal analysis of publicly available data from Glovo, Deliveroo, Just Eat, and Amazon Fresh; focused on supermarkets, GDOs, and grocery chains in Italy.



Retailers Get Online Sales — Without Lifting a Finger

Everli enables retailers to sell online instantly — with no staff, no infrastructure, and no operational changes

- Everli drives e-commerce volume using retailers existing footprint
- Everli shoppers fulfill orders end-to-end from picking to paying in store, like a regular customer, to delivery
- No staff, tech, or logistics required by the retailer
- No CapEx or OpEx — fully incremental sales
- It's like adding a digital storefront — silently and instantly

We have the *only* union agreement for gig delivery in Italy

… while other delivery networks are facing large fines & enforcement actions by the Italian Government due to labor law issues related to gig work


everli
Faccio la spesa per te

Based on internal management research and Nidil CGIL. (2024, May 29). Shopper, primo accordo tra sindacati e Assogrocery. https://www.nidil.cgil.it/shopper-primo-accordo-tra-sindacati-e-assogrocery/

We make money in 4 ways with a ~23% take rate per order

1. **Commission from Retailers** (~12%/order)
2. **Product Markup** (~8%)
3. **Service & Delivery Fees** (~$4.4/order)
4. **Advertising and Brand Partnerships** (~$0.8/order)


Advertising
Service & Delivery Fee
Product Markup
Commission
23.1%
Take rate per order

Our journey towards e-grocery leadership

2015
- Company formation

2020
- +1M annual orders

2021
- +500,000 total customers served

2022
- Achieved Positive Contribution profit

2023
- Launch of within 2 hour deliveries
- +400% Contribution Profit

2024
- 100% Acquisition by Palella Holdings
- Full company restructure
- +20% Net Revenue / Order
- 50% reduction of net loss
- Agreement with national unions

2025 – Proposals

everli

- Launch of white-label solutions
- Launch of subscription model
- Launch of Loyalty program
- Launch of New Consumer Apps
- US public listing via. merger with Melar Acquisition Corp. I



2 Market Opportunity

The e-grocery market is quickly growing and becoming a huge opportunity

Online grocery share by country[1,2,4]

	2024
United States	12.5%
United Kingdom	11.0%
France	9.4%
Spain	2.6%
Italy	2.5%

Italian e-grocery market opportunity size[1,2,3]


Market Size (bn$)
1.1
1.9
2.3
2.7
2.9
3.2
12.1
2019
2020
2021
2022
2023
2024
2030
24.6%
CAGR
2024-2030

1 McKinsey & Company. (2024). State of Grocery Europe 2024: Signs of Hope.
2 Savills. (2025). Italian Grocery Report 2025.
3 Calculated based on McKinsey & Company. (2023). The next S-curve of growth: Online grocery to 2030.
4 Oberlo. (2024). Online grocery penetration in the US: 2024 statistics.

Everli's unique value proposition makes it the most convenient option for retailers & customers

- **Retailer Trust:** Leverages the brand awareness, customer loyalty & geographical footprint of traditional grocery chains.
- **Broad & Personalized Selection:** Offers full catalog of retailers with a personalized & flexible shopping experience
- **End-to-End Logistics:** A union approved, flexible & fast delivery network for grocery—large baskets, cold chain, instant & scheduled deliveries - all without retailer involvement, picking or labor
- **Direct Retailer Integration:** Everli connects directly with the retailers' inventory management, which updates the catalog, selection and prices daily for each of their stores


Food Delivery
Glovo
deliveroo
JUST EAT
everli
Cortilia
amazon fresh
Online Retailers
ESSELUNGA
CONAD
Traditional Retailers

Market Opportunity | **Instacart Comparison**

Everli mirrors Instacart's unit economics and operates in Italy's early-stage digital market, offering significant growth potential and a path to become the clear industry leader

	everli 2024	instacart 2024
% of e-grocery Market	~2.5% 🇮🇹	~31% 🇺🇸
GTV / Order	$92.55	$113
Take Rate	23.1%	10.1%
Gross Profit / GTV	5.1%	7.6%
GTV	$81M	$33B
Total Grocery Market	$150B 🇮🇹	$854B 🇺🇸
Total Online Penetration	2.5% 🇮🇹	12.5% 🇺🇸

1 U.S. Securities and Exchange Commission. (2025). Form 10-K: Maplebear Inc. (Instacart) Annual Report for fiscal year ending December 31, 2024.
2 US Total Grocery Market: Statista. (2024). Annual supermarket and other grocery store sales in the United States from 1992 to 2023.
3 McKinsey & Company. (2024). State of Grocery Europe 2024: Signs of Hope.
4 Share of e-grocery market is calculated as GTV divided by (Total Market Size × Total Online Penetration)

Italy's Grocery Market Is Big, Open, and Ready for Digital Leadership – Potential for Everli to achieve $1.9B in annual GTV

Instacart proved the model in the U.S. — assuming half the penetration in Italy alone, Everli can unlock a $1.9B GTV opportunity

Domestic focus is not a limitation, but a high-impact growth strategy for phase 1, followed by a strategic European expansion based on market dominance

$1.9B GTV Potential

Based on projected growth of Italy's e-grocery market to $12.1B in 2030 and achieving a 15.5% share (half of Instacart's US market share)

E-grocery market of $12.1B implies an online penetration of 8%, based on a stable $150B total grocery market—as outlined on Slide 17
$1.9B GTV potential is based on achieving a 15.5% marketshare of the local e-grocery market—equivalent to half of Instacart's ~31% share of the U.S. e-grocery market, as outlined on Slide 21.

3 Growth Strategy



Growth Pillars

1
Logistics
Accelerate fulfillment growth & strengthen network efficiency to capture scale advantages

2
Technology
Build scalable, best-in-class product to be clear market leader in Europe

3
White-label
Offer 360° e-commerce, tech & logistics to retailers, unlocking new demand from B2B channel

4
Expansion
Leverage position & timing for Italian dominance

5
Reach Profitability
With scaled reach & fixed cost base, efficiencies unlock and EBITDA begins to turn positive

Demand significantly exceeds our current supply capacity

Same-day delivery slots are fully booked by 3PM daily across major cities – with additional investment in logistics, Everli can unlock suppressed demand, accelerate user growth, and deepen loyalty through convenience and reliability

Strategically heavy-investing in logistics capacity allows Everli to capture demand spikes without turning away customers, growing the platform while accelerating toward scale—where demand and gig supply align more naturally and operational efficiencies are achieved


Supply & Demand Gap
Strategic Supply Gap
Investment Period
Demand
Supply/Demand Gap
Revenue
Supply
Time

As legacy grocers struggle to digitize, our technology investments today are building the foundation for tomorrow's market leadership

Everli was built for scale, speed, and data. By investing in world-class technology today — from AI to logistics & hyper personalization — we position Everli not just to serve demand, but to shape it. This is our path to owning the digital grocery experience across Europe, one smart delivery at a time.

Completely new web & mobile applications built from scratch by end of Q4 ‘25

Since 2024, Everli has been rebuilding its apps to leading international standards for performance and speed—laying the foundation for a superior user experience, advanced personalization, and AI integration to drive the next era of Everli


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AI & Automation Department
Logistics
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Dedicated AI Department to Position Everli as the Artificial Intelligence Leader in European Grocery

A dedicated Automation Department will unify and elevate AI & automation efforts across engineering, operations, logistics, and customer experience for operational efficiencies, service level and lifetime value

Everli is building a deeply intelligent platform where AI drives decisions across the entire value chain. From pricing to logistics, personalization to support, AI enhances how the business adapts, learns, and scales. By abstracting complexity through automation and predictive systems, Everli creates a dynamic, responsive infrastructure—one that continuously optimizes itself to meet both customer needs and operational goals. This intelligence layer is not an add-on; it is the foundation of Everli's competitive model and long-term scalability.

Retailers learned the hard way during COVID: building their own logistics and eCommerce destroys margins and distracts from their core business

Retailers need digital growth and want to deliver market-leading convenience while building their online brand—but can't justify today's heavy investment in logistics or technology. Yet, they also can't afford to miss out as online grocery rapidly gains momentum.


Lidl
Carne e Pesce
Frutta e Verdura
Formaggi, Salumi e Gastronomia
MacBook Pro

Everli offers retailers an end-to-end white-label eCommerce solution, with the market's best logistics built-in

Everli enables retailers to pursue a digital strategy without the capEx and opEx currently associated with building out an eCommerce strategy while utilizing the best-in-class Everli logistics network

Everli will be the invisible engine behind ~$150B* of Retailers' online strategy

One of Italy's largest retailers has already committed to adopting an end-to-end eCommerce powered by Everli, with strong interest from others — driven by our investments in logistics, AI, and technology.


everli
marketplace
powered by
everli

*Savills. (2025). Italian Grocery Report 2025

Growth Strategy | **Short & Long Term**

Phase 1

Establish strong market leadership by powering both our marketplace and retail partners, securing long-term ownership of the eGrocery space with barriers of entry

Phase 2

Expand internationally into select European markets where achieving a clear #1 position is attainable—leveraging existing partnerships to scale efficiently

M&A

Explore strategic M&A initiatives that offer strong operational and commercial synergies that will enhance scale, expand market presence, and drive long-term value creation



4 Financial Overview

Financial Overview | **At a Glance**

$690

Annual GTV per Customer

2.15

Orders / Month / User


Fees

$92.55

GTV / Order

4%

Orders with discount

$7.1

Customer Acquisition Cost (CAC)

All figures sourced from full-year 2024 financials (unaudited)

Financial Overview | **Single-Order Unit Economics**


$ 92.55
($ 12.03)
$ 80.52
$ 9.66
$ 6.44
$ 4.40
$ 0.80
$ 21.30
Individual Order
VAT
Individual Order (after VAT)
Commission
Product Markup
Service & Delivery Fee
Advertising
Net Revenue

Attractive Unit Economics Driven by 4 Sources of Revenue

- **Commission:** Largest component of Net Revenue, representing an ~12% fee based on the store value of each order, paid to Everli by Retailers
- **Markup:** ~8% markup on store value
- **Service & Delivery Fee:** Flat fee of ~$4.40 per order
- **Advertising:** Revenue from brand partnerships & sponsorships amounting to ~$0.80 per order

All figures sourced from full-year 2024 financials (unaudited)


$ 21.30
($ 14.50)
($ 1.00)
($ 0.72)
($ 0.35)
$ 4.73
Net Revenue
Shipping Costs
Net Purchase Variance
Transaction Fees
Concessions
Gross Profit

Current Gross Profit Margin of 22%, with Target Long-Term Margins of ~35%

- **Shipping Costs:** Average fee of ~$14.50 per order paid to delivery drivers
- **Net Purchase Variance:** Per order purchase variance averaged ~$1.00 in 2024, with potential reduction alongside logistic improvements
- **Transaction Fees:** ~0.9% fee on GTV of each order
- **Concessions:** ~$0.35 per order reflecting customers reimbursements

Financial Overview | **2024 Financial Results***


everli
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CLASSIC
everli

$000, except per Order		FY 2024
GTV	**$**	**80,590**
Total orders		870,802
GTV / Order	**$**	**92.55**
Commission	$	9,075
Product Markup	$	5,103
Service & Delivery Fee	$	3,739
Advertising	$	653
Net revenues	**$**	**18,570**
Shipping Costs	$	(12,659)
Net Purchase Variance	$	(848)
Transaction Fees	$	(678)
Total Concession Costs	$	(301)
Gross Profit	**$**	**4,085**
Marketing Expenses	$	(1,091)
Variable Customer Support Cost	$	(555)
Variable Shopper Support Cost	$	(340)
Other	$	(293)
Contribution Profit	**$**	**1,806**

*Reflects unaudited financial results



5 Transaction Overview

Transaction Overview | **Pro Forma Valuation**

Pro Forma Overview



Everli Rollover Equity
PIPE & Bridge Financing [3]
Melar Sponsor[2]
Advisor Equity [4]
0.3%
11.2%
21.1%
67.4%

Pro Forma Overview

$ in Millions, except per share

Pro Forma Shares Outstanding [1,2]	26.7
Share Price	$10.00
Pro Forma Equity Value	**$267.0**
(+) New Debt	$10.0
(-) Net Cash	($30.0)
Pro Forma Enterprise Value	**$247.0**

Sources

$ in Millions, except per share

Everli Rollover Equity	$180.0
Melar Sponsor Equity[2]	$56.2
Advisor Equity [4]	$0.8
PIPE & Bridge Financing [3]	$40.0
Total Sources	**$277.0**

Uses

$ in Millions, except per share

Everli Rollover Equity	$180.0
Melar Sponsor Equity[2]	$56.2
Advisor Equity [4]	$0.8
Fees & Expenses	$10.0
Cash to Balance Sheet [1]	$30.0
Total Sources	**$277.0**

Assumptions

1. Includes 18,000,000 Everli Rollover Shares, 5,621,622 Melar Founder Shares, 3,000,000 shares from PIPE Investors, and 75,000 shares to be received by Everli's Financial Advisor
2. Excludes all public warrants and private placement warrants. Warrants have a strike price of $11.50.
3. $10M Bridge Financing and $30M PIPE are not yet committed and are illustratively priced at $10.00
4. Reflects $750,000 in equity (75,000 shares assuming a $10.00 price per share) received by Everli's Financial Advisor in addition to cash compensation

everli

Why go public now

1
Inflection Point
Everli completed a strategic reset in 2024 under new leadership, establishing a leaner, more focused organization

2
Market Readiness
Italian retail is still under-digitized, but customer behavior is shifting rapidly—Everli is poised to lead

3
White-label Scaling
The WL model is ready to scale, but requires upfront investment to unlock exponential B2B value

Why Everli

1
Unique Market Position & High Entry Barriers

The only grocery platform with exclusive tech, operations, and commercial & union agreements blocking competitors

2
Attractive Stage vs. Global Peers

Earlier monetization stage than Instacart or Ocado, offering greater growth potential in a large growing market

3
Clear Capital Allocation and Growth Plan

Investments in WL, logistics, tech & customer acquisition—commercial partnerships are well established

thank you everli